Exhibit 10.18

                          REGISTRATION RIGHTS AGREEMENT

          This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), is made and entered into as of November 23, 1999, by and among AGENCY.COM LTD., a Delaware corporation (the "Company"), and OMNICOM GROUP INC., a New York corporation (the "Stockholder").

                                    RECITALS

         A. The Stockholder owns (together with its affiliates) 12,528,278 shares of Common Stock (the "Currently Owned Shares") and warrants (the "Warrants") to acquire an additional 6,000,000 shares of Common Stock (the "Warrant Shares"). The Currently Owned Shares, the Warrant Shares and any Other Equity Securities from time to time owned by the Stockholder or any of its Affiliates are collectively referred to herein as the "Shares."

         B. The Company has agreed to provide certain registration rights with respect to the Registrable Securities on the terms set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

         1. DEFINITIONS. For purposes of this Agreement, in addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

         "AFFILIATE" has the meaning given to that term in Rule 405 under the Securities Act.

         "COMMON STOCK" means the common stock of the Company.

         "OTHER EQUITY SECURITIES" means any shares of capital stock of the Company and any other securities issued by the Company that are exercisable to purchase, convertible into or exchangeable for shares of capital stock of the Company that are owned of record or beneficially by the Stockholder or any of its owned of record or beneficially by the Stockholder or any of its Affiliates, whether acquired prior to, on or after the date hereof.

         "PROSPECTUS" means the prospectus included in any Registration Statement (including without limitation a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to such prospectus, including without limitation post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         "REGISTRABLE SECURITIES" means the Shares that are issued to the Stockholder, any of its Affiliates, and any other securities issued to any of the foregoing upon any stock split, stock


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dividend, recapitalization or other distribution with respect to, conversion or exchange of or in replacement of such Shares or other securities, until, in the case of any such security, (i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it,
(ii) it is saleable by the holder thereof pursuant to Rule 144 (k) without any limitation at to volume, or (iii) it is distributed to the public pursuant to Rule 144.

         "REGISTRATION STATEMENT" means any registration statement under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including without limitation the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "RULE 144" means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SPECIAL COUNSEL" has the meaning set forth in Section 7 (b) hereof.

         "UNDERWRITTEN REGISTRATION" OR "UNDERWRITTEN OFFERING" means a distribution, registered pursuant to the Securities Act in which securities of the Company are sold to an underwriter for reoffering to the public.

         2. HOLDERS OF REGISTRABLE SECURITIES. Whenever a number or percentage of Registrable Securities is to be determined hereunder, each then-outstanding other Equity Security that is exercisable to purchase, convertible into or exchangeable for shares of capital stock of the Company will be deemed to be equal to the number of shares of Common Stock for which such Other Equity Security (or the security into which such Other Equity Security is then convertible) is then so purchasable, convertible or exercisable.

         3. DEMAND REGISTRATION. (a) REQUESTS FOR REGISTRATION. At any time and from time to time after one hundred and eighty days (180) after the date on which a registration statement filed by the Company becomes effective, the holders of Registrable Securities constituting at least 10% of the total number of Registrable Securities then outstanding will have the right by written notice delivered to the Company (a "Demand Notice") to require the Company to register (a "Demand Registration") under and in accordance with the provisions of the Securities Act the number of Registrable Securities requested to be so registered (but not less than 10% of the total number of Registrable Securities then outstanding); PROVIDED, HOWEVER, that no Demand Notice may be given prior to 60 calendar days after the effective date of the immediately preceding Demand Registration. The number of Demand Registrations pursuant to this Section 3 (a) may not exceed three; PROVIDED, HOWEVER, that (i) in determining the number of Demand Registrations to which the holders of Registrable Securities are entitled, there shall be excluded (A) any Demand Registration that is an underwritten registration if the managing underwriter or underwriters have advised the holders of Registrable Securities that the total number of Registrable Securities requested to be included therein exceeds the number of Registrable Securities that can be sold in such offering in accordance with the provisions of this Agreement

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

without materially and adversely affecting the success of such offering, (B) any Demand Registration that does not become effective or is not maintained effective for the period required pursuant to Section 3 (b) hereof, unless in the case of this clause (C) such Demand Registration does not become effective after being filed by the Company solely by reason of the refusal to proceed by the holders of Registrable Securities unless (1) the refusal to proceed is based upon the advice of counsel relating to a matter with respect to the Company or
(2) the holders of the Registrable Securities elect to pay all Registration Expenses in connection with such Demand Registration, (D) any Demand Registration in connection with which any other stockholder of the Company exercises a right of first refusal which it may otherwise have and purchases all the stock registered and to be sold pursuant to the Demand Registration, and (E) any Demand Registration as to which the Company exercises any rights under Sections 3 (d) or 4 (b) hereof and (ii) in connection with the issuance of more than 10% of the then-outstanding Common Stock in any acquisition, business combination or other transaction (an "Acquisition"), any holder of Registerable Securities (regardless of the amount of Registerable Securities so held) may by notice given to the Company within 30 calendar days after the first public announcement by the Company that it has entered into a definitive agreement providing for such Acquisition require that the Company register for resale to the public pursuant to any Registration Statement for the issuance of securities in such Acquisition the number of Registerable Securities requested to be so registered (and such registration will not be deemed to be one of the five demand registrations provided for herein).

         (b) FILING AND EFFECTIVENESS. The Company will file a Registration Statement relating to any Demand Registration within 30 calendar days, and will use its best efforts to cause the same to be declared effective by the SEC within 90 calendar days, of the date on which the holders of Registrable Securities first give the Demand Notice required by Section 3 (a) hereof with respect to such Demand Registration. All requests made pursuant to this Section 3 will specify the number of Registrable Securities to be registered and will also specify the intended methods of disposition thereof; PROVIDED, that if the holder demanding such registration specifies one particular type of underwritten offering, such method of disposition shall be type of underwritten offering or a series of such underwritten offerings (as such demanding holders of Registrable Securities may elect) during the period which the Registration Statement is effective. If any Demand Registration is requested to be effected as a "shelf" registration by the holders of Registrable Securities demanding such Demand Registration or otherwise contemplated by Rule 415 under the Securities Act, the Company will keep the Registration Statement filed in respect thereof effective for such period as may be requested by the holder demanding such registration, but will not be required to keep the Registration Statement effective in respect of any single Demand Registration for longer than 6 months from the date on which the SEC declares such Registration Statement effective (subject to extension pursuant to Sections 5 and 6 hereof) or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement. Within five calendar days after receipt of such Demand Notice, the Company will serve written notice thereof (the "Notice") to all other holders of Registrable Securities and will , subject to the provisions of Section 3 (c) hereof, include in such registration all Registrable Securities with respect to which the Company receives written requests for inclusion therein within 15 calendar days after the receipt of the Notice by the applicable holder. The holders of Registrable Securities will be permitted to withdraw Registrable Securities from a Registration at any time prior to the effective date of such Registration provided that the remaining number of Registrable Securities

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

subject to a Demand Notice is at least 10% of the total number of Registrable Securities then outstanding.

         (c) PRIORITY ON DEMAND REGISTRATION. With respect to any Demand Registration of Registrable Securities to be sold in one or more firm commitment underwritten offerings, the Company may also provide written notice to holders of its equity securities (other than Registrable Securities), if any, who have piggyback registration rights with respect thereto and permit all such holders who request to be included in the Demand Registration to include any or all equity securities held by such holders in such Demand Registration on the same terms and conditions as the Registrable Securities. Notwithstanding the foregoing, if the managing underwriter or underwriters of the offering to which such Demand Registration relates advise the holders of Registrable Securities that the total amount of Registrable Securities and securities that such equity security holders intend to include in such Demand Registration is in the aggregate such as to adversely affect the success of such offering, then (i) first, the amount of securities to be offered for the account of the holders of such other equity securities (other than Registrable Securities until two registrations have been effected to which this clause (i) applied) will be reduced, to zero if necessary ( PRO RATA among such holders on the basis of the amount of such other securities to be included therein by each such holder), and
(ii) second, the number of Registrable Securities included in such Demand Registration will, if necessary, be reduced and there will be included in such firm commitment underwritten offering only the number of Registrable Securities and, after clause (i) ceases to be applicable, such other securities that, in the opinion of such managing underwriter or underwriters, can be sold without adversely affecting the success of such offering, allocated PRO RATA among the holders of Registrable Securities and, after clause (i) ceases to be applicable, the holders of such other securities on the basis of the amount of Registrable Securities and, when applicable, other securities to be included therein by each such holder.

         (d) POSTPONEMENT OF DEMAND REGISTRATION. The Company will be entitled to postpone the filing period (or suspend the effectiveness) of any Demand Registration for a reasonable period of time not in excess of 90 calendar days, if the Company determines, in the good faith exercise of its reasonable business judgment, that such registration and offering would materially interfere with BONA FIDE financing plans of the Company approved by its Board of Directors or would require disclosure of information, the premature disclosure of which could materially and adversely affect the Company. If the Company postpones the filing of a Registration Statement, it will promptly notify the holders of Registrable Securities in writing of the postponement, the reasons therefor and the proposed length of the postponement and promptly notify such holders in writing when the events or circumstances permitting such postponement have ended. The rights provided hereunder may be exercised on not more than three occasions and in no event more than once in any 12-month period, notwithstanding any other provision hereto.

         4. PIGGYBACK REGISTRATION. (a) RIGHT TO PIGGYBACK. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of any class of equity securities (other than a registration statement (i) on Form S-4, S-8 or any successor form thereto or
(ii) filed solely in connection with an offering made solely to employees of the Company), whether or not for its own account, then the Company will give written notice of such proposed filing to the holders of Registrable Securities promptly, but in

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

any event at least 15 calendar days before the anticipated filing date. Such notice will offer such holders the opportunity to register such amount of Registrable Securities as each such holder may request (a "Piggyback Registration"). Subject to Section 4 (b) hereof, the Company will include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein. The holders of Registrable Securities will be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

         (b) PRIORITY ON PIGGYBACK REGISTRATIONS. The Company will cause the managing underwriter or underwriters of a proposed underwritten offering to permit holders of Registrable Securities requested to be included in the registration for such offering to include therein all such Registrable Securities requested to be so included on the same terms and conditions as any similar securities, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver an opinion to the holders of Registrable Securities to the effect that the total amount of securities which such holders, the Company and any other persons having rights to participate in such registration propose to include in such offering is such as to adversely affect the success of such offering, then:

              (i) if such registration is a primary registration on behalf of the Company, the amount of securities to be included therein for the account of all persons other than the Company will be reduced (to zero if necessary) PRO RATA in proportion to the respective amounts of securities requested to be included --- ---- therein to the extent necessary to reduce the total amount of securities to be included in such underwriter or underwriters; PROVIDED, HOWEVER, that the Company may exercise the right under this -------- ------- Section 4 (b) on not more than three occasions (after which, any prorations provided for herein will be calculated on a pro rata basis including in such calculation the number of Shares sought to be sold by the Company); and

              (ii) if such registration is an underwritten secondary registration on behalf of holders of securities of the Company other than the Company or holders of Registrable Securities, then the priority provisions applicable to demand registrations under Section 3
         (c) will apply.

         (c) REGISTRATION OF SECURITIES OTHER THAN REGISTRABLE SECURITIES. Without the written consent of the holders of a majority of then-outstanding Registrable Securities, the Company will not grant to any person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject to the prior rights of the holders of Registrable Securities set forth herein and, if exercised, would not otherwise conflict or be inconsistent with the provisions of, this Agreement.

         5. RESTRICTIONS ON SALE BY HOLDERS OF REGISTRABLE SECURITIES. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 3 or Section 4 hereof agrees, and will confirm such agreement in writing if such holder is so requested (pursuant to a timely written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Company's equity securities (except as part of such underwritten offering), including a sale pursuant to Rule 144, during the 10-calendar day period prior to, and during the 180-calendar day period (or such


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

shorter period as to which the managing underwriter or underwriters may require of any officer, director or other stockholder to be bound by any similar limitation in connection with any underwritten public offering) beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement.

         6. REGISTRATION PROCEDURES. In connection with the Company's registration obligations pursuant to Sections 3 and 4 hereof, the Company will use its reasonable commercial efforts to effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as use its reasonable commercial efforts to expeditiously as possible:

         (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method or methods of distribution thereof , and cause each such Registration Statement to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company will furnish to the holders of the Registrable Securities covered by such Registration Statement, the Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, and will provide such holders, the Special Counsel and such underwriters a reasonable period of time to review and comment on such documents. The Company will not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents which, upon filing, would or would be incorporated or deemed to be incorporated by reference therein) to which the holders of a majority of the Registrable Securities covered by such Registration Statement, the Special Counsel or the managing underwriter, if any, shall reasonably object on a timely basis;

         (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 3; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or to such Prospectus as so supplemented;

         (c) Notify the selling holders of Registrable Securities, the Special Counsel and the managing underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or


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

exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of any event which makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in a Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's determination that a post-effective amendment to a Registration Statement would be appropriate;

         (d) Use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

         (e) If requested by the managing underwriters, if any, or the holders of a majority of the Registrable Securities being registered, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holders reasonably agree should be included therein as may be required by applicable law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; PROVIDED, HOWEVER, that the Company will not be required to take any actions under this Section 6 (e) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

         (f) Furnish to each selling holder of Registrable Securities, the Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits, unless requested in writing by such holder, counsel or underwriter);

         (g) Deliver to each selling holder of Registrable Securities, the Special Counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons reasonably may request; and the Company hereby consents to the use of such Prospectus or each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

         (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their


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

respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdiction of the Registrable Securities covered by the applicable Registration Statement; PROVIDED, HOWEVER that the Company will not be required to (i) qualify generally to do business in any jurisdiction in which it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction in which it is not then so subject;

         (i) Cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates will not bear any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of Registrable Securities to the underwriters;

         (j) Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States except as may be required solely as a consequence of the nature of such selling holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

         (k) Upon the occurrence of any event contemplated by Section 6 (c) (vi) or 6 (c) (vii) hereof, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document so that as thereafter delivered to the Stockholders of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (l) Use its best efforts to cause all Registrable Securities covered by such Registration Statement to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

         (m) Enter into such agreements (including, in the event of an underwritten offering, an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those reasonably requested by the holders of a majority of the Registrable Securities being sold or, in the event of an underwritten offering, those requested by the managing underwriters) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the


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


Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holders of a majority of the Registrable Securities being sold) addressed to such selling holders of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such holders and underwriters, including without limitation the matters referred to in clause (i) above; (iii) use its reasonable commercial efforts to obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may reasonably be requested by the holders of a majority of the Registrable Securities being sold, the Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or similar agreement entered into by the Company. The foregoing actions will be taken in connection with each closing under such underwriting or similar agreement as and to the extent required thereunder;

         (n) Make available for inspection by a representative of the holders of Registrable Securities being sold, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; PROVIDED, HOWEVER, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents will be kept confidential by such persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or (iii) disclosure of such records, information or documents, in the reasonable opinion of counsel to the Company, is otherwise required by law (including without limitation pursuant to the requirements of the Securities
Act);

         (o) In connection with an underwritten offering, cause the officers of the Company to participate in, and assist in the preparation of, any "road show" presentation to potential investors as the managing underwriter may determine; and

         (p) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities


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

Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 calendar days after the end of any 12-month period (or 90 calendar days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month period.

         The Company may require each seller of Registrable Securities as to which any registration is being effect to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

         Each holder of Registrable Securities will be deemed to have agreed by virtue of its acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 6(c)(ii), 6(c)(iii), 6(c)(v), 6(c)(vi) or 6(c)(vii) hereof, such holder shall forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. In the event the Company shall give any such notice, the time period prescribed in Section 3(a) hereof will be extended by the number of days during the time period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof or (y) the Advice.

         7. REGISTRATION EXPENSES. (a) All Registration Expenses will be borne by the Company whether or not any of the Registration Statements become effective. "Registration Expenses" will mean all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (i) all registration and filing fees (including without limitation fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) in compliance with securities or "blue sky" laws (including without limitation reasonable fees and disbursements of counsel for the underwriters or selling holders in connection with "blue sky" qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or holders of a majority of the Registrable Securities being sold may designate)),
(ii) printing expenses (including printing of prospectuses if requested by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company and the Special Counsel for the sellers of the Registrable Securities, (v) fees and disbursements of all independent certified public accountants referred to in Section 6(m)(iii) hereof (including the expenses of any special audit and "comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance if the

Company so desires such insurance, and (vii) fees and expenses of all other persons retained by the Company, PROVIDED, HOWEVER, that Registration Expenses will not include fees and expenses of counsel for the holders of Registrable Securities other than as provided herein nor shall it include underwriting discounts and commissions relating to the offer and sale of Registrable Securities, all of which shall be borne by such holders. In addition, the Company will pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company.

         (b) In connection with any Demand Registration of Piggy back Registration hereunder, the Company will reimburse the holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel (the "Special Counsel"), together with appropriate local counsel, chosen by the holders of a majority of the Registrable Securities being registered.

         8. INDEMNIFICATION. (a) INDEMNIFICATION BY THE COMPANY. The Company will, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities registered pursuant to this Agreement, the officers, directors and agents and employees of each of them, each person who controls such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such holder expressly for use therein; PROVIDED, HOWEVER, that the Company will not be liable to any holder of Registrable Securities to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (A) (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such holder of a Registrable Security to the person asserting the claim from which such Losses arise and (ii) the Prospectus would have completely corrected such untrue statement or alleged untrue statement or such omission or alleged omission; or (B) such untrue statement or alleged untrue statement or such omission or alleged omission is completely corrected in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, and such holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting the claim from which such Losses arise.

         The rights of any holder of Registrable Securities hereunder will not be exclusive of the rights of any holder of Registrable Securities under any other agreement or instrument of any holder of Registrable Securities to which the Company is a party. Nothing in such other agreement or instrument will be interpreted as limiting or otherwise adversely affecting a holder of Registrable Securities hereunder and nothing in this Agreement will be interpreted as limiting or otherwise adversely affecting the holder of Registrable Securities' rights under any such other agreement or instrument, PROVIDED, HOWEVER, that no indemnified party will be entitled hereunder to recover more than its indemnified Losses.

         (b) INDEMNIFICATION BY HOLDERS OF REGISTRABLE SECURITIES. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and will severally indemnify, to the fullest extent permitted by law, the Company, its directors and officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission was relied upon by the Company in the preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event will the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses and underwriter's discounts and commissions) received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any person shall become entitled to indemnify hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any action or proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; PROVIDED, HOWEVER, that the failure to so notify the indemnifying party will not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such failure. All fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) will be paid to the indemnified party, as incurred, within five calendar days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party will not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any indemnified party is or could be a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 8, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

         (d) CONTRIBUTION. If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or 8(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnifying party, will, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, one the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, will be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses will be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by PRO RATA allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 8(d), an indemnifying party that is a selling holder of Registrable Securities will not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         The provisions of this Section 8 will survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by any holder thereof or any termination of this Agreement.

         9. RULES 144 AND 144A. The Company will file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner, and will cooperate with any holder of Registrable Securities (including without limitation by making such representations as any such holder may reasonably request), all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rules 144 and 144A (including without limitation the requirements of Rule 144A(d)(4)). Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such filing requirements.

         10. UNDERWRITTEN REGISTRATIONS. If any of the Registrable Securities covered by any Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Company; provided, that such investment banker or manager shall be reasonably satisfactory to the holder of Registrable Securities that gave the Demand Notice with respect to such offering.

If any Piggyback Registration is an underwritten offering, the Company will have the right to select the investment banker or investment bankers and managers to administer the offering.

         11. MISCELLANEOUS. (a) REMEDIES. In the event of a breach by the Company of its obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it will waive the defense that a remedy at law would be adequate.

         (b) NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof, and will not, on or after the date hereof, enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

         (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of holders of a majority of the then-outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least 51% of the Registrable Securities being sold by such holders; PROVIDED, HOWEVER, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

         (d) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing and will be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by fax, or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

                  (1)      If to the Company:

                           AGENCY.COM LTD.
                           665 Broadway
                           New York, New York 10012
                           Attention: Chief Financial Officer

                           With a copy to:

                           AGENCY.COM LTD.
                           1111 Chautauqua Boulevard
                           Pacific Palisades, California 90272
                           Attention: General Counsel
         and thereafter at such other address, notice of which is given to the holders of Registrable Securities in accordance with the provisions of this Section 11(d);

                  (2)      If to the Stockholder:

                           Communicade Inc.
                           c/o Omnicom Group Inc.
                           437 Madison Avenue
                           New York, New York  10022
                           Attention:  Chief Financial Officer

                           with a copy to:

                           Jones, Day, Reavis & Pogue
                           599 Lexington Avenue
                           32nd Floor
                           New York, New York  10022
                           Attention:  Robert A. Profusek


         and thereafter at such other address, notice of which is given to the holders of Registrable Securities in accordance with the provisions of this Section 11(d); and

                  (3) if to any other holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this
                           Section 11(d).

         (e) OWNER OF REGISTRABLE SECURITIES. The Company will maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock, in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in the stock book of the Company as the owner thereof for all purposes, including without limitation the giving of notices under this Agreement.

         (f) SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by any party hereto without the prior written consent of the other party hereto.

         (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which taken together will constitute one and the same instrument.

         (h) HEADINGS. The headings in this Agreement are for convenience of reference only and will not limit or otherwise affect the meaning hereof.

         (i) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

         (j) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein will remain in full force and effect and will in no way be affected, impaired or invalidated, and the parties hereto will use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

         (k) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.

         (l) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, will be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                   [Remainder of the page intentionally blank]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       AGENCY.COM LTD.

                                       By: _____________________________________
                                       Name:____________________________________
                                       Title:___________________________________


                                       OMNICOM GROUP INC.

                                       By: _____________________________________
                                       Name:____________________________________
                                       Title:___________________________________